Exhibit 99.1

INTERACTIVE BROKERS GROUP ANNOUNCES 1Q2026 RESULTS

— — —

GAAP DILUTED EPS OF $0.59, ADJUSTED1 EPS OF $0.60

GAAP NET REVENUES OF $1.67 BILLION, ADJUSTED NET REVENUES OF $1.68 BILLION

RAISES QUARTERLY DIVIDEND FROM $0.08 TO $0.0875

GREENWICH, CT, April 21, 2026 — Interactive Brokers Group, Inc. (Nasdaq: IBKR), an automated global broker, announced results for the quarter ended March 31, 2026.

Reported diluted earnings per share were $0.59 for the current quarter and $0.60 as adjusted. For the year-ago quarter, reported diluted earnings per share2 were $0.48 and $0.47 as adjusted.

Reported net revenues were $1.67 billion for the current quarter and $1.68 billion as adjusted. For the year-ago quarter, reported net revenues were $1.43 billion and $1.40 billion as adjusted.

Reported income before income taxes was $1.29 billion for the current quarter and $1.30 billion as adjusted. For the year-ago quarter, reported income before income taxes was $1.06 billion and $1.02 billion as adjusted.

Financial Highlights

(All comparisons are to the year-ago quarter.)

•
Commission revenue increased 19% to $613 million on higher customer trading volumes. Customer trading volume in stocks, futures and options increased 25%, 20% and 16%, respectively.

•
Net interest income increased 17% to $904 million primarily on higher average customer margin loans and customer credit balances.

•
Other fees and services increased 10% to $86 million, led by increases of $2 million in payments for order flow from exchange-mandated programs, $2 million in FDIC sweep fees and $2 million in market data fees, partially offset by a decrease of $3 million in risk exposure fees.

•
Execution, clearing and distribution fees decreased 12% to $106 million, driven by lower regulatory fees, as the SEC Section 31 transaction fee rate was reduced to zero on May 14, 2025, and greater capture of liquidity rebates from certain exchanges due to higher trading volumes in stocks and options.

•
Pretax profit margin for the current quarter was 77% both as reported and as adjusted. For the year-ago quarter, pretax margin was 74% as reported and 73% as adjusted.

•
Total equity of $21.3 billion.

The Interactive Brokers Group, Inc. Board of Directors declared an increase in the quarterly cash dividend from $0.08 per share to $0.0875 per share. This dividend is payable on June 12, 2026, to shareholders of record as of June 1, 2026.

1 See the reconciliation of non-GAAP financial measures starting on page 10.

2 Prior period share and per share amounts have been retroactively adjusted to reflect the four-for-one forward stock split, effected in the form of a stock dividend, on June 17, 2025.

Business Highlights

(All comparisons are to the year-ago quarter.)

•
Customer accounts increased 31% to 4.75 million.
•
Customer equity increased 38% to $789.4 billion.
•
Total DARTs3 increased 24% to 4.37 million.
•
Customer credits increased 35% to $168.8 billion.
•
Customer margin loans increased 35% to $86.0 billion.

Other Items

In connection with our currency diversification strategy, we base our net worth in GLOBALs, a basket of 10 major currencies in which we hold our equity. In this quarter, our currency diversification strategy decreased our comprehensive earnings by $53 million, as the U.S. dollar value of the GLOBAL decreased by approximately 0.30%. The effects of the currency diversification strategy are reported as components of (1) Other Income (gain of $26 million) and (2) Other Comprehensive Income (loss of $79 million).

Conference Call Information:

Interactive Brokers Group, Inc. will hold a conference call with investors today, April 21, 2026, at 4:30 p.m. ET to discuss its quarterly results. Members of the public who would like to listen to the conference call should register at

https://register-conf.media-server.com/register/BId7ec48739d1242b89129de85d8d31b91 to obtain the dial-in details. The number should be dialed approximately ten minutes prior to the start of the conference call. The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:

Interactive Brokers Group, Inc. (NASDAQ: IBKR) is a member of the S&P 500. Its affiliates provide automated trade execution and custody of securities, commodities, foreign exchange, and forecast contracts around the clock on over 170 markets in numerous countries and currencies from a single unified platform to clients worldwide. We serve individual investors, hedge funds, proprietary trading groups, financial advisors and introducing brokers. Our four decades of focus on technology and automation have enabled us to equip our clients with a uniquely sophisticated platform to manage their investment portfolios. We strive to provide our clients with advantageous execution prices and trading, risk and portfolio management tools, research facilities and investment products, all at low or no cost, positioning them to achieve superior returns on investments. Interactive Brokers has consistently earned recognition as a top broker, garnering multiple awards and accolades from respected industry sources such as Barron's, Investopedia, Stockbrokers.com, and many others.

3 Daily average revenue trades (DARTs) are based on customer orders.

Cautionary Note Regarding Forward-Looking Statements:

The foregoing information contains certain forward-looking statements that reflect the Company’s current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the Company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the Company’s financial results may be found in the Company’s filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Investors: Nancy Stuebe, investor-relations@ibkr.com or Media: Rob Garfield, media@ibkr.com.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Three Months
	Ended March 31,
	2026	2025

	(in millions, except share and per share data)

Revenues:
Commissions	$613	$514
Other fees and services	86	78
Other income	66	65
Total non-interest income	765	657

Interest income	1,947	1,718
Interest expense	(1,043)	(948)
Total net interest income	904	770
Total net revenues	1,669	1,427

Non-interest expenses:
Execution, clearing and distribution fees	106	121
Employee compensation and benefits	167	154
Occupancy, depreciation and amortization	27	24
Communications	12	10
General and administrative	68	62
Customer bad debt	1	1
Total non-interest expenses	381	372

Income before income taxes	1,288	1,055
Income tax expense	117	91

Net income	1,171	964
Net income attributable to noncontrolling interests	904	751

Net income available for common stockholders	$267	$213

Earnings per share[1]:
Basic	$0.60	$0.49
Diluted	$0.59	$0.48

Weighted average common shares outstanding[1]:
Basic	445,448,291	435,693,524
Diluted	448,369,291	439,462,964

________________________

1 Prior period share and per share amounts have been retroactively adjusted to reflect the four-for-one forward stock split, effected in the form of a stock dividend, on June 17, 2025.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(UNAUDITED)

	Three Months
	Ended March 31,
	2026	2025

	(in millions, except share and per share data)

Comprehensive income:
Net income available for common stockholders	$267	$213
Other comprehensive income:
Cumulative translation adjustment, before income taxes	(21)	28
Income taxes related to items of other comprehensive income	-	-
Other comprehensive income (loss), net of tax	(21)	28
Comprehensive income available for common stockholders	$246	$241

Comprehensive earnings per share[1]:
Basic	$0.55	$0.55
Diluted	$0.55	$0.55

Weighted average common shares outstanding[1]:
Basic	445,448,291	435,693,524
Diluted	448,369,291	439,462,964

Comprehensive income attributable to noncontrolling interests:
Net income attributable to noncontrolling interests	$904	$751
Other comprehensive income - cumulative translation adjustment	(58)	79
Comprehensive income attributable to noncontrolling interests	$846	$830

________________________

1 Prior period share and per share amounts have been retroactively adjusted to reflect the four-for-one forward stock split, effected in the form of a stock dividend, on June 17, 2025.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(UNAUDITED)

			March 31, 2026	December 31, 2025

			(in millions)

Assets
Cash and cash equivalents			$5,085	$4,963
Cash - segregated for regulatory purposes			53,414	50,332
Securities - segregated for regulatory purposes			41,889	26,521
Securities borrowed			10,798	11,589
Securities purchased under agreements to resell			9,948	7,117
Financial instruments owned, at fair value			3,452	4,982
Receivables from customers, net of allowance for credit losses			86,544	90,475
Receivables from brokers, dealers and clearing organizations			5,405	5,161
Other assets			2,214	2,100
Total assets			$218,749	$203,240

Liabilities and equity

Liabilities
Short-term borrowings			$12	$19
Securities loaned			32,016	24,751
Financial instruments sold but not yet purchased, at fair value			514	740
Other payables:
Customers			162,959	154,336
Brokers, dealers and clearing organizations			664	1,566
Other payables			1,324	1,356
			164,947	157,258
Total liabilities			197,489	182,768

Equity
Stockholders' equity			5,585	5,363
Noncontrolling interests			15,675	15,109
Total equity			21,260	20,472
Total liabilities and equity			$218,749	$203,240

	March 31, 2026		December 31, 2025
Ownership of IBG LLC Membership Interests	Interests	%	Interests	%

IBG, Inc.	445,616,326	26.3%	445,612,825	26.3%
Noncontrolling interests (IBG Holdings LLC)	1,250,737,416	73.7%	1,250,737,416	73.7%
Total IBG LLC membership interests	1,696,353,742	100.0%	1,696,350,241	100.0%

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

OPERATING DATA

EXECUTED ORDER VOLUMES:
(in 000's, except %)
	Customer	%	Principal	%	Total	%
Period	Orders	Change	Orders	Change	Orders	Change
2023	483,015		29,712		512,727
2024	661,666	37%	63,348	113%	725,014	41%
2025	915,616	38%	121,972	93%	1,037,588	43%

1Q2025	211,148		28,393		239,541
1Q2026	266,419	26%	42,010	48%	308,429	29%

4Q2025	254,690		34,548		289,238
1Q2026	266,419	5%	42,010	22%	308,429	7%

CONTRACT AND SHARE VOLUMES:
(in 000's, except %)

TOTAL
	Options	%	Futures[1]	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2023	1,020,736		209,034		252,742,847
2024	1,344,855	32%	218,327	4%	307,489,711	22%
2025	1,668,228	24%	241,631	11%	421,707,895	37%

1Q2025	383,998		61,869		93,934,241
1Q2026	440,997	15%	74,257	20%	116,935,449	24%

4Q2025	462,656		63,258		112,072,352
1Q2026	440,997	(5%)	74,257	17%	116,935,449	4%

CUSTOMER
	Options	%	Futures[1]	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2023	981,172		206,073		248,588,960
2024	1,290,770	32%	214,864	4%	302,040,873	22%
2025	1,623,384	26%	240,120	12%	417,457,770	38%

1Q2025	369,931		61,381		92,763,867
1Q2026	428,653	16%	73,705	20%	115,790,614	25%

4Q2025	452,869		62,884		111,109,596
1Q2026	428,653	(5%)	73,705	17%	115,790,614	4%

PRINCIPAL
	Options	%	Futures[1]	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2023	39,564		2,961		4,153,887
2024	54,085	37%	3,463	17%	5,448,838	31%
2025	44,844	(17%)	1,511	(56%)	4,250,125	(22%)

1Q2025	14,067		488		1,170,374
1Q2026	12,344	(12%)	552	13%	1,144,835	(2%)

4Q2025	9,787		374		962,756
1Q2026	12,344	26%	552	48%	1,144,835	19%

________________________

1 Includes options on futures.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

OPERATING DATA, CONTINUED

Year over Year	1Q2026	1Q2025	% Change
Total Accounts (in thousands)	4,754	3,616	31%
Customer Equity (in billions)[1]	$789.4	$573.5	38%

Total Customer DARTs (in thousands)	4,368	3,519	24%

Cleared Customers
Commission per Cleared Commissionable Order[2]	$2.69	$2.76	(3%)
Cleared Avg. DARTs per Account (Annualized)	205	220	(7%)

Consecutive Quarters	1Q2026	4Q2025	% Change
Total Accounts (in thousands)	4,754	4,399	8%
Customer Equity (in billions)[1]	$789.4	$779.9	1%

Total Customer DARTs (in thousands)	4,368	4,043	8%

Cleared Customers
Commission per Cleared Commissionable Order[2]	$2.69	$2.64	2%
Cleared Avg. DARTs per Account (Annualized)	205	203	1%

________________________

1 Excludes non-Customers.

2 Commissionable Order - a customer order that generates commissions.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

NET INTEREST MARGIN

(UNAUDITED)

	Three Months
	Ended March 31,
	2026	2025

	(in millions)

Average interest-earning assets
Segregated cash and securities	$84,052	$67,044
Customer margin loans	89,206	64,363
Securities borrowed	8,943	4,871
Other interest-earning assets	17,036	12,456
FDIC sweeps[1]	6,298	4,785
	$205,535	$153,519

Average interest-bearing liabilities
Customer credit balances	$157,352	$118,022
Securities loaned	25,568	16,137
Other interest-bearing liabilities	194	66
	$183,114	$134,225

Net interest income
Segregated cash and securities, net	$683	$663
Customer margin loans[2]	905	775
Securities borrowed and loaned, net	33	10
Customer credit balances, net[2]	(864)	(817)
Other net interest income1/3	196	163
Net interest income[3]	$953	$794

Net interest margin ("NIM")	1.88%	2.10%

Annualized yields
Segregated cash and securities	3.30%	4.01%
Customer margin loans	4.11%	4.88%
Customer credit balances	2.23%	2.81%

________________________

1 Represents the average amount of customer cash swept into FDIC-insured banks as part of our Insured Bank Deposit Sweep Program. This item is not recorded in the Company's consolidated statements of financial condition. Income derived from program deposits is reported in other net interest income in the table above.

2 Interest income and interest expense on customer margin loans and customer credit balances, respectively, are calculated on daily cash balances within each customer’s account on a net basis, which may result in an offset of balances across multiple account segments (e.g., between securities and commodities segments).

3 Includes income from financial instruments that has the same characteristics as interest but is reported in other fees and services and other income in the Company’s consolidated statements of comprehensive income. For the three months ended March 31, 2026 and 2025, $11 million and $8 million were reported in other fees and services, respectively. For the three months ended March 31, 2026 and 2025, $38 million and $16 million were reported in other income, respectively.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(UNAUDITED)

	Three Months
	Ended March 31,
	2026	2025

Adjusted net revenues[1] (in millions)
Net revenues - GAAP	$1,669	$1,427
Non-GAAP adjustments
Currency diversification strategy, net	(26)	(20)
Mark-to-market on investments[2]	37	(11)
Total non-GAAP adjustments	11	(31)
Adjusted net revenues	$1,680	$1,396

Adjusted income before income taxes[1] (in millions)
Income before income taxes - GAAP	$1,288	$1,055
Non-GAAP adjustments
Currency diversification strategy, net	(26)	(20)
Mark-to-market on investments[2]	37	(11)
Total non-GAAP adjustments	11	(31)
Adjusted income before income taxes	$1,299	$1,024

Adjusted pre-tax profit margin	77%	73%

Adjusted net income available for common stockholders[1] (in millions)
Net income available for common stockholders - GAAP	$267	$213
Non-GAAP adjustments
Currency diversification strategy, net	(7)	(5)
Mark-to-market on investments[2]	10	(3)
Income tax effect of above adjustments[3]	(1)	2
Total non-GAAP adjustments[5]	2	(6)
Adjusted net income available for common stockholders[5]	$269	$207

Adjusted diluted EPS1/4 (in dollars, except share amounts)
Diluted EPS - GAAP	$0.59	$0.48
Non-GAAP adjustments
Currency diversification strategy, net	(0.02)	(0.01)
Mark-to-market on investments[2]	0.02	(0.01)
Income tax effect of above adjustments[3]	(0.00)	0.01
Total non-GAAP adjustments[5]	0.00	(0.01)
Adjusted diluted EPS[5]	$0.60	$0.47

Diluted weighted average common shares outstanding	448,369,291	439,462,964

Note: The term “GAAP” in the following explanation refers to generally accepted accounting principles in the United States.

1 Adjusted net revenues, adjusted income before income taxes, adjusted net income available for common stockholders and adjusted diluted earnings per share (“EPS”) are non-GAAP financial measures.

•
We define adjusted net revenues as net revenues adjusted to remove the effect of our currency diversification strategy and our net mark-to-market gains (losses) on investments2.
•
We define adjusted income before income taxes as income before income taxes adjusted to remove the effect of our currency diversification strategy and our net mark-to-market gains (losses) on investments.
•
We define adjusted net income available to common stockholders as net income available for common stockholders adjusted to remove the after-tax effects attributable to IBG, Inc. of our currency diversification strategy and our net mark-to-market gains (losses) on investments.
•
We define adjusted diluted EPS as adjusted net income available for common stockholders divided by the diluted weighted average number of shares outstanding for the period.

Management believes these non-GAAP items are important measures of our financial performance because they exclude certain items that may not be indicative of our core operating results and business outlook and may be useful to investors and analysts in evaluating the operating performance of the business and facilitating a meaningful comparison of our results in the current period to those in prior and future periods. Our currency diversification strategy and our mark-to-market on investments are excluded because management does not believe they are indicative of our underlying core business performance. Adjusted net revenues, adjusted income before income taxes, adjusted net income available to common stockholders and adjusted diluted EPS should be considered in addition to, rather than as a substitute for, GAAP net revenues, income before income taxes, net income attributable to common stockholders and diluted EPS.

2 Mark-to-market on investments represents the net mark-to-market gains (losses) on investments in equity securities that do not qualify for equity method accounting, which are measured at fair value; on our U.S. government and municipal securities portfolios, which are typically held to maturity; and on certain other investments.

3 The income tax effect is estimated using the statutory income tax rates applicable to the Company.

4 Prior period share and per share amounts have been retroactively adjusted to reflect the four-for-one forward stock split, effected in the form of a stock dividend, on June 17, 2025.

5 Amounts may not add due to rounding.